SECURITY AGREEMENT

     SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time and including all attachments, exhibits and schedules hereto, the "Agreement"), dated as of April 19, 2002, made by APPIANT
               ---------
TECHNOLOGIES, INC., a Delaware corporation (the "Grantor") in favor of the parties set forth on Schedule B hereto (collectively, the "Secured Parties").

     WHEREAS, the Grantor has issued separate debentures dated the date hereof to each of the Secured Parties (the "Debentures") in the aggregate principal amount evidenced by such Debentures pursuant to a Debenture and Warrant Purchase Agreement by and among the Grantor and the Secured Parties dated the date hereof (the "Debenture and Warrant Purchase Agreement"); and

     WHEREAS, it is a condition precedent to the Secured Parties making the loan evidenced by the Debentures to the Grantor that the Grantor execute and deliver to the Secured Parties a security agreement providing for the grant to the Secured Parties of a continuing security interest in the accounts receivable and personal property of the Grantor, all in substantially the form hereof to secure all Obligations (hereinafter defined);

     NOW,  THEREFORE,  the  parties  agree  as  follows:

                             ARTICLE I.  DEFINITIONS

     Section  1.1.     Definition  of  Terms Used Herein.  All capitalized terms
                       ----------------------------------
used herein and not defined herein have the respective meanings provided therefor in the Debenture and Warrant Purchase Agreement. All terms defined in the Uniform Commercial Code (hereinafter defined) as in effect from time to time and used herein and not otherwise defined herein (whether or not such terms are capitalized) have the same definitions herein as specified therein.

     Section  1.2.     Definition of Certain Terms Used Herein.  As used herein,
                       ---------------------------------------
the  following  terms  have  the  following  meanings:

     "Collateral"  means  all  accounts  receivable and all personal and fixture
      ----------
property of every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, or other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent licenses, patent applications, trademarks, trademark licenses, trademark applications, trade names, copyrights, copyright licenses, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or


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                                                                               2


intangible) of the Grantor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all books and records, software, writings, plans, specifications and schematics; and all proceeds and products of each of the foregoing.

     "Debentures"  has the meaning assigned to such term in the first recital of
      ----------
this  Agreement.

     "Default" means any event or circumstance which, with the giving of notice,
      -------
the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

     "Event  of  Default" has the meaning specified in the Debenture and Warrant
      ------------------
Purchase  Agreement.

     "Indemnitees"  has  the  meaning  specified  in  Section  7.5(b).
      -----------

     "Lien"  means: (i) any interest in property securing an obligation owed to,
      ----
or  a  claim  by,  a  Person  other than the owner of the property, whether such interest  is  based  on  the  common  law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (ii) to the extent not included under clause (i), any reservation, exception, encroachment, easement,
       -----------
right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (iii) any contingent or other agreement to provide any of the foregoing.

     "Obligations"  means  all indebtedness, liabilities, obligations, covenants
      -----------
and duties of the Grantor to the Secured Parties of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing of hereafter arising under or in connection with the Debenture and Warrant Purchase Agreement or this Agreement.

     "Registered  Organization"  means an entity formed by filing a registration
      ------------------------
document with a United States Governmental Authority, such as a corporation, limited partnership or limited liability company.

     "Revised  Article  9"  has  the  meaning  specified  in  Section  7.14.
      -------------------

     "Security  Interest"  has  the  meaning  specified  in  Section 2.1 of this
      ------------------
Agreement.

     "Uniform  Commercial  Code"  means the Uniform Commercial Code from time to
      -------------------------
time  in  effect  in  the  State  of  New  York.

                         ARTICLE II.  SECURITY INTEREST

     Section  2.1.     Security  Interest.  As  security  for  the  payment  and
                       ------------------
performance,  in  full  of  the  Obligations,


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                                                                               3


and any extensions, renewals, modifications or refinancings of the Obligations, the Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, its successors and assigns, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest").

     Section  2.2.     No  Assumption  of  Liability.  The  Security Interest is
                       -----------------------------
granted as security only and shall not subject the Secured Parties to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

                  ARTICLE III.  REPRESENTATIONS AND WARRANTIES

     The  Grantor  represents  and  warrants  to  the  Secured  Parties  that:

     Section  3.1.     Title  and  Authority.  The  Grantor  has  good and valid
                       ---------------------
rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder and has full power and authority to grant to the Secured Parties the Security Interest and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

     Section  3.2.     Filings;  Actions  to Achieve Perfection.  Fully executed
                       ----------------------------------------
Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Secured Parties for filing in each United States governmental, municipal or other office specified in Schedule A, which are all the filings, recordings and registrations that are
    ----------
necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Parties in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of the Grantor's name, location, identity or corporate structure. The Grantor's name is listed in the preamble of this Agreement identically to how it appears on its certificate of incorporation or other organizational documents.

     legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject only to the filings described in Section 3.2 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registration in the United States pursuant to the Uniform Commercial Code or other applicable law in the United States (or any political subdivision thereof) and its territories and possessions or any other country, state or nation (or any political subdivision thereof). The Security Interest is and shall be prior to any other Lien on any of the Collateral.


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                                                                               4


     Section 3.4.     Absence of Other Liens.  The Grantor's Collateral is owned
                      ----------------------
by the Grantor free and clear of any Lien. Without limiting the foregoing and except as set forth on Schedule 3.4 to this Agreement, the Grantor has not filed
                       ------------
or  consented to any filing described in Schedule A in favor of any Person other
                                         ----------
than the Secured Parties, nor permitted the granting or assignment of a security interest or permitted perfection of any security interest in the Collateral in favor of any Person other than the Secured Parties. The Grantor's having possession of all instruments and cash constituting Collateral from time to time and the filing of financing statements in the offices referred to in Schedule A
                                                                      ----------
hereto results in the perfection of such security interest. Such security interest is, or in the case of Collateral in which the Grantor obtain rights after the date hereof, will be, a perfected, first priority security interest. Such notices, filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken.

     Section  3.5.     Valid and Binding Obligation.  This Agreement constitutes
                       ----------------------------
the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

                             ARTICLE IV.  COVENANTS

     Section 4.1.     Change of Name; Location of Collateral; Place of Business,
                      ----------------------------------------------------------
State  of  Formation  or  Organization.
---------------------------------------

          (a) The Grantor shall notify the Secured Parties in writing promptly of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office or facility), (iii) in its identity or corporate structure such that a filed filing made under the Uniform Commercial Code becomes misleading or (iv) in its Federal Taxpayer Identification Number. In extension of the foregoing, the Grantor shall not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Secured Parties to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

          (b) Without limiting Section 4.1(a), without the prior written consent of the Secured Parties in each instance, the Grantor shall not change its (i) principal residence, if it is an individual, (ii) place of business, if it has only one place of business and is not a Registered Organization, (iii) principal place of business, if it has more than one place of business and is not a Registered Organization, or (iv) state of incorporation, formation or organization, if it is a Registered Organization.


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                                                                               5


     Section  4.2.     Records.  The Grantor shall maintain, at its own cost and
                       --------
expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Secured Parties may reasonably request, promptly to prepare and deliver to the Secured Parties a duly certified schedule or schedules in form and detail satisfactory to the Secured Parties showing the identity, amount and location of any and all Collateral.

     Section  4.3.     Periodic  Certification; Notice of Changes.  In the event
                       ------------------------------------------
there should at any time be any change in the information represented and warranted herein or in the documents and instruments executed and delivered in connection herewith, the Grantor shall immediately notify the Secured Parties in writing of such change (this notice requirement shall be in extension of and shall not limit or relieve the Grantor of any other covenants hereunder).

     Section  4.4.     Protection  of  Security.  The  Grantor shall, at its own
                       -------------------------
cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Secured Parties in the Collateral and the priority thereof against any Lien.

     Section 4.5.     Inspection and Verification.  The Secured Parties and such
                      ---------------------------
persons as the Secured Parties may reasonably designate shall have the right to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of collateral in the possession of any third Person, by contacting any account debtor or third Person possessing such Collateral for the purpose of making such a verification. Out-of-pocket expenses in connection with any inspections by representatives of the Secured Parties shall be (a) the obligations of the Grantor with respect to any inspection during the continuance of a Default or an Event of Default or in which a Default or an Event of Default is discovered or (b) the obligation of the Secured Parties in any other case.

     Section  4.6.     Taxes;  Encumbrances.  At its option, the Secured Parties
                       ---------------------
may discharge, Liens at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so and the Grantor shall reimburse the Secured Parties on demand for any payment made or any expense incurred by the Secured Parties pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on the Secured Parties to cure or perform, any covenants or other obligation of the

Grantor with respect to any Lien or maintenance or preservation of Collateral as set forth herein.

     Section  4.7.     Use and Disposition of Collateral.  The Grantor shall not
                       ---------------------------------
make or permit to be made an assignment, pledge or hypothecation of any Collateral or shall grant any other Lien in respect of the Collateral. The Grantor shall not make or permit to be made any transfer of any Collateral and the Grantor shall remain at all times in possession of the Collateral owned by it.

     Section  4.8.     Insurance/Notice  of Loss.  Within a reasonable period of
                       --------------------------
time following the date of this Agreement, Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral. In extension of the foregoing and without limitation, such insurance shall be payable to each of the Secured Parties as loss payee under a "standard" loss payee clause, and each Secured Party shall be listed as an "additional insured" on Grantor's general liability insurance. Such insurance shall not be terminated, cancelled or not renewed for any reason, including non-payment of insurance premiums, unless the insurer shall have provided the Secured Parties at least 30 days prior written notice. Grantor irrevocably makes, constitutes and appoints Intercoastal Financial Services Corp. ("Intercoastal") (and all officers, employees or agents designated by
  ------------
Intercoastal) as its true and lawful agent and attorney-in-fact for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Secured Parties may, without waiving or releasing any obligation or liability of Grantor hereunder or any Event of Default, in their sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Secured Parties deem advisable. All sums disbursed by the Secured Parties in connection and in accordance with this Section, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable upon demand, by Grantor to the Secured Parties and shall be additional Obligations secured hereby. Grantor shall promptly notify the Secured Parties if any material portion of the Collateral owned or held by Grantor is damaged or destroyed. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall (i) so long as no Default or Event of Default has occurred and is continuing, be disbursed to Grantor for direct application by Grantor solely to the repair or replacement of Grantor's property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Parties as cash collateral for the Obligations. The Secured Parties may, at their sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Parties may reasonably prescribe, for direct application by the Secured Parties solely to the repair or replacement of Grantor's property so damaged or destroyed, or Grantor may apply all or any part of such proceeds to the Obligations.

     Section  4.9.     Legend.  Grantor  shall  legend,  in  form  and  manner
                       ------
satisfactory to the Secured Parties, its accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such accounts have been assigned to the Secured Parties and that the Secured Parties have a security interest therein.

                ARTICLE V.  FURTHER ASSURANCES; POWER OF ATTORNEY

     Section  5.1.     Further  Assurances.  Grantor  shall, at its own expense,
                       -------------------
execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and


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                                                                               7


take all such actions as the Secured Parties may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Parties, duly endorsed in a manner satisfactory to the Secured Parties.

     Section  5.2.     Power  of  Attorney.
                       --------------------

          (a) Grantor hereby irrevocably (as a power coupled with an interest) constitutes and appoints Intercoastal (and all officers, employees or agents designated by Intercoastal), its attorney-in-fact with full power of substitution, for the benefit of the Secured Parties,

               (i) to take all appropriate action and to execute all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and without limiting the generality of the foregoing, Grantor hereby grants the power to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States
     Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by Grantor, without the signature of Grantor, and naming Grantor as debtor and the Secured Parties as secured parties; and

               (ii) upon the occurrence and during the continuance of an Event of Default (i) to receive, endorse, assign and/or deliver any and all Debentures, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of accounts to any account debtor or any other Person liable for an account; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceeding relating to all or any of the Collateral; and (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Parties were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Parties to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Parties, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Secured Parties with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Grantor or to any claim or action against the Secured Parties.

               (b) The provisions of this Article shall in no event relieve Grantor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Parties of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, by law or otherwise.

                              ARTICLE VI.  REMEDIES

     Section  6.1.     Remedies  upon  Default.
                       ------------------------

          (a) Upon the occurrence and during the continuance of an Event of Default, Grantor agrees to deliver each item of its Collateral to the Secured Parties on demand, and it is agreed that the Secured Parties shall have the right to take any of or all the following actions at the same or different times: with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise Grantor's right to bill and receive payment for completed work and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, Grantor agrees that the Secured Parties shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Parties shall deem appropriate. The Secured Parties shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Parties shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          (b) The Secured Parties shall give Grantor ten (10) days' written notice (which Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code) of the Secured Parties' intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the

     Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Parties may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Parties may (in their sole and absolute discretion) determine. The Secured Parties shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Parties until the sale price is paid by the purchaser or purchasers thereof, but the Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Secured Parties may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Parties from Grantor as a credit against the purchase price, and the Secured Parties may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Parties shall be free to carry out such sale pursuant to such agreement and Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Parties shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     Section  6.2.     Application of Proceeds.  The Secured Parties shall apply
                       -----------------------
the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          (a) FIRST, to the payment of all costs and expenses incurred by the Secured Parties in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Debenture and Warrant Purchase Agreement or under the Debentures;

          (b)     SECOND,  to  the  payment  in  full  of  the  Obligations; and

          (c) THIRD, to Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

     Subject to the foregoing, the Secured Parties shall have absolute discretion as to the time of application of such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Secured Parties (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Secured Parties or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Parties or such officer or be answerable in any way for the misapplication thereof.

     Section  6.3.     Grant  of  License to Use Intellectual Property.  For the
                       -----------------------------------------------
purpose of enabling the Secured Parties to exercise rights and remedies under this Article at such time as the Secured Parties shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sub-license any of the Collateral consisting of intellectual property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Secured Parties may be exercised, at the option of the Secured Parties, only upon the occurrence and during the continuation of an Event of Default (after giving effect to any applicable cure periods).

                           ARTICLE VII.  MISCELLANEOUS

     Section  7.1.     Notices.  All communications and notices hereunder to the
                       --------
Grantor and to the Secured Parties shall (except as otherwise expressly permitted herein) be in writing and delivered to the Grantor or the Lenders' Representative, as the case may be, as provided in the Debenture and Warrant Purchase Agreement.

     Section  7.2.     Security  Interest  Absolute.  All  rights of the Secured
                       ----------------------------
Parties hereunder, the Security Interest and all obligations of Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Debenture and Warrant Purchase Agreement, the Debentures, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debenture and Warrant Purchase Agreement, the Debentures or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Obligations or this Agreement.

     Section  7.3.     Survival  of  Agreement.  All  covenants,  agreements,
                       -----------------------
representations and warranties made by Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making of the loan and the execution and delivery to the Secured Parties of the Debentures, regardless of any investigation made by the Secured Parties or on their behalf; and shall continue in full force and effect until this Agreement shall terminate.

     Section 7.4.     Binding Effect; Several Agreement; Successors and Assigns.
                      ---------------------------------------------------------
This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of Grantor shall have been delivered to the Secured Parties and a counterpart hereof shall have been executed on behalf of the Secured Parties, and thereafter shall be binding upon Grantor and the Secured Parties and their respective successors and assigns, and shall inure to the benefit of Grantor, the Secured Parties and their respective successors and assigns, except that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Debenture and Warrant Purchase Agreement or the Debentures.


     Section  7.5.     Secured  Parties'  Fees  and  Expense;  Indemnification.
                       --------------------------------------------------------

          (a) Grantor agrees to pay upon demand to the Secured Parties the amount of any and all reasonable expenses, including all reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Parties may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Secured Parties for any audits conducted by it or on its behalf with respect to the accounts inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Secured Parties hereunder or (iv) the failure of Grantor to perform or observe any of the provisions hereof.

          (b) Without limitation of its indemnification obligations under the Debenture and Warrant Purchase Agreement, Grantor agrees to indemnify the Secured Parties and the agent, contractors and employees of each of the foregoing (collectively, the "Indemnitees") against, and hold each of them
                                    -----------
     harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery, or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the Debenture and Warrant Purchase Agreement or the Debentures, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, the Debenture and Warrant Purchase Agreement or the Debentures, or any investigation made by or on behalf of the Secured Parties. All amounts due under this Section shall be payable on written demand therefor.

     Section  7.6.     GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE  CONSTRUED IN
                       --------------
ACCORDANCE  WITH  AND  GOVERNED  BY  THE  LAWS  OF  THE  STATE  OF  NEW  YORK.

     Section  7.7.     Waivers;  Amendment.
                       --------------------

          (a) No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the Debenture and Warrant Purchase Agreement are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement, the Debenture and Warrant Purchase Agreement or the Debentures or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements, in writing entered into by the Secured Parties and Grantor.

     Section 7.8.     WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO
                      --------------------
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DEBENTURE AND WARRANT PURCHASE AGREEMENT OR THE DEBENTURES. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE DEBENTURE AND WARRANT PURCHASE AGREEMENT AND THE DEBENTURES, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section  7.9.     Severability.  In  the  event  any  one  or  more  of the
                       ------------
provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section  7.10.     Counterparts.  This  Agreement may be executed in two or
                        ------------
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Each party shall be entitled to rely on a facsimile signature of any other party hereunder as if it were an original.

     Section  7.11.     Jurisdiction;  Consent  to  Service  of  Process.
                        -------------------------------------------------

          (a) Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Debenture and Warrant Purchase Agreement or the Debentures, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement, the Debenture and Warrant Purchase Agreement or the Debentures against Grantor or its properties in the courts of any jurisdiction.

          (b) Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Debenture and Warrant Purchase Agreement or the Debentures in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to process in any other manner permitted by law.

     Section  7.12.     Termination.  This  Agreement  and the Security Interest
                        -----------
shall terminate when all the Obligations have been paid in full, at which time the Secured Parties shall execute and deliver to Grantor, at Grantor's expense, all Uniform Commercial Code termination statements and similar documents which Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Secured Parties.

     Section  7.13.     Prejudgment  Remedy  Waiver.  Grantor  acknowledges that
                        ---------------------------
this Agreement, the Debenture and Warrant Purchase Agreement and the Debentures evidence a commercial transaction and that it could, under certain circumstances have the right, to notice of and hearing on the right of the Secured Parties to obtain a prejudgment remedy, such as attachment, garnishment and/or replevin, upon commencing any litigation against Grantor. Notwithstanding, Grantor hereby waives all rights to notice, judicial hearing or prior court order to which it might otherwise have the right under any state or federal statute or constitution in connection with the obtaining by the Secured Parties of any prejudgment remedy by reason of this Agreement, the Debenture and Warrant
Purchase Agreement, the Debentures or by reason of the Obligations or any renewals or extensions of the same. Grantor also waives any and all objection which it might otherwise assert, now or in the future, to the exercise or use by the Secured Parties of any right of setoff, repossession or self help as may presently exist under statute or common law.

     Section  7.14.     Concerning  Revised  Article 9 of the Uniform Commercial
                        --------------------------------------------------------
Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9
  -
of the Uniform Commercial Code in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Law ("Revised Article 9").
                                          -------------------

          (a)     In  applying  the  law  of  any  jurisdiction in which Revised
Article 9 is in effect, the Collateral is all assets of Grantor, whether or not within the scope of Revised Article 9. The Collateral shall also include, without limitation, the following categories of assets as defined in Revised
Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If Grantor shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised
Article 9, Grantor shall immediately notify the Secured Parties in a writing signed by Grantor of the brief details thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Parties. The Secured Parties may at any time and from time to time, pursuant to the provisions of Article V, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of Grantor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor. Grantor shall furnish any such information to the Secured Parties promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Secured Parties on behalf of Grantor, as provided in Article V, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

          (b) Grantor shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Secured Parties may reasonably request for the Secured Parties (i) to obtain an acknowledgement, in form and substance satisfactory to the Secured Parties, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Secured Parties, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Sec.Sec. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Secured Parties, and (iii) otherwise to insure the continued perfection and priority of the Secured Parties' security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

          (c) Nothing contained in this Section shall be construed to narrow the scope of the security interest granted hereby in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Secured Parties hereunder except as (and then only to the extent) specifically mandated by Revised Article 9 to the extent then applicable.

     IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the day and year first written above.

                              APPIANT TECHNOLOGIES, INC.


                              By:
                                  -----------------------------------
                                  Name:
                                  Title:



                              [INVESTOR]


                              By:
                                  -----------------------------------
                                  Name:
                                  Title: